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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2001

                             FIRST DATA CORPORATION
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             (Exact name of Registrant as Specified in Its Charter)


          Delaware                     001-11073                 47-0731996
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


6200 South Quebec Street, Greenwood, Colorado                       80111
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   (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's Telephone Number, Including Area Code: (303) 488-8000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(a)-(b)  Not applicable.

(c)      Exhibits.


EXHIBIT
NUMBER         DESCRIPTION OF EXHIBIT
-------        ----------------------
12.1           Statement of Calculation of Pro Forma Ratio of Earnings to Fixed Charges.





                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIRST DATA CORPORATION




                                                 By: /s/ Stanley J. Andersen
                                                     -----------------------
                                                     Stanley J. Andersen
                                                     Assistant Secretary
Date: November 13, 2001




                                       3
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                                  EXHIBIT INDEX

         The following is a list of the exhibits filed herewith.


EXHIBIT
NUMBER         DESCRIPTION OF EXHIBIT
-------        ----------------------
12.1           Statement of Calculation of Pro Forma Ratio of Earnings to Fixed Charges.